UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2007

Fushi International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-19276	13-3140715
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1 Shuang Qiang Road, Jinzhou, Dalian, People’s Republic of China 116100
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (011) 86-411-8770-3333

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Securities Purchase Agreement:

On October 26, 2007, Fushi International, Inc. (the “Company”) entered into a Securities Purchase Agreement with a number of institutional investors (the “Investors”) providing for the sale to the Investors of up to an aggregate of 2,786,000 shares of the Company’s Common Stock (the “Shares”) for an aggregate purchase price of up to $39,004,000 (or $14 per Share). The financing is expected to close on or about October 29, 2007.

The Securities Purchase Agreement contains representations and warranties of the Company and the Investors which are customary for transactions of this type. The Securities Purchase Agreement also obligates the Company to indemnify the Investors for any losses arising out of any breach of the agreement or failure by the Company to perform with respect to the representations, warranties or covenants contained in the agreement.

The Securities Purchase Agreement contains certain covenants on the part of the Company, including the requirement that during the six months following the Closing Date, the Company may not issue any “future priced securities” as such term is described by NASD IM-4350-1

Registration Rights Agreement

In connection with the Securities Purchase Agreement, the Company entered into a registration rights agreement with the Investors on October 26, 2007 which requires the Company to file with the SEC a "resale" registration statement on Form S-3 providing for the resale of all of the Shares for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act of 1933, as amended.

The Company has agreed, among other things, to prepare and file an initial registration statement within 15 days of the closing date to register for resale by the Investors all of the Shares and to cause that registration statement to be declared effective by the earlier to occur of (i) 90 days after the closing date (or 120 days if the SEC has written comments requiring the filing of a pre-effective amendment), or (ii) the fifth trading day following the day the Company receives notice from the SEC that the initial registration statement will not be reviewed or is no longer subject to further review and comments.

The Company has also agreed to file additional registration statements covering all of the remaining Shares (or such lesser number as the SEC deems appropriate) if any Shares could not be registered through the initial registration statement, by the 15th day following the effective date of the prior registration statement filed or by the 15th day following such other date as the SEC will permit.

The failure of the Company to meet this schedule and other timetables provided in the registration rights agreement could result in the imposition of liquidated damages. No liquidated damages shall accrue on or as to any Shares which the SEC has requested the Company to remove from the registration statement and the required effectiveness date for such Shares will be tolled until such time as the Company is able to effect the registration of the Shares in accordance with any SEC Restrictions.

Waiver and Consent of Citadel

On January 19, 2007, the Company, Citadel Equity Fund, Ltd. and certain other parties entered into a Notes Purchase Agreement under which the Company issued to Citadel (x) the Company’s Guaranteed Senior Secured Floating Rate Notes due 2012 in the aggregate principal amount of $40,000,000 and (y) the Company’s 3% Senior Secured Convertible Notes due 2012 in the aggregate principal amount of $20,000,000 (the “Convertible Notes”) convertible into shares of the Company’ common stock at an initial conversion price of $7 per share (the “Conversion Shares”).

In connection with the Notes Purchase Agreement, the Company and Citadel entered into an Investors Rights Agreement as of January 19, 2007 under which, other things, Citadel was granted certain rights of first refusal with respect to the future issuance of the Company’s securities.

On October 26, 2007, in connection with the Securities Purchase Agreement, the Company entered into a Waiver and Consent with Citadel under which Citadel waived the application of its right of first refusal under the Investors Rights Agreement solely with respect to the issuance of the Shares to the Investors contemplated by the Securities Purchase Agreement. In consideration for the waiver the holders of the Convertible Notes were granted the same registration rights with respect to the Conversion Shares as are being granted to the Investors under the Registration Rights Agreement. The execution and delivery of the Registration Rights Agreement to the holders of the Convertible Notes is a condition precedent to the waiver.

Item 3.02     Unregistered Sales of Equity Securities

Reference is made to Item 1.01 for information relating to the issuance of securities pursuant to the Securities Purchase Agreement. The securities to be issued in this transaction will be issued in connection with a private placement exempt from the registration requirements of Section 5 of the Securities Act pursuant to the terms of Section 4(2) of that Act.

Item 3.03     Material Modification to Rights of Security Holders

As described in Item 1.01, in consideration for their waiver of the rights of first refusal with respect to the issuance of the Shares, the holders of the Convertible Notes were granted registration rights on the same terms as the Investors in the offering.

Item 7.01     Regulation FD Disclosure

On October 26, 2007, the Company issued a press release announcing the execution of the Securities Purchase Agreement, as described in Item 1.01 above. The text of the press release issued by the Company is furnished herewith as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

10.1.	Form of Securities Purchase Agreement dated as of October 26, 2007 by and among the Company and the investors named therein.
10.2	Form of Registration Rights Agreement dated as of October 26, 2007 by and among the Company and the investors named therein
10.3	Closing Escrow Agreement dated as of October 26, 2007 by and between the Company, Roth Capital Partners, LLC and Tri-State Title & Escrow, LLC, as escrow agent
10.4	Waiver and Consent of Citadel Equity Fund, Ltd.
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2007

FUSHI INTERNATIONAL, INC.

	By:	/s/ Chris Wenbing Wang
Chris Wenbing Wang
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1.	Form of Securities Purchase Agreement dated as of October 26, 2007 by and among the Company and the investors named therein.
10.2	Form of Registration Rights Agreement dated as of October 26, 2007 by and among the Company and the investors named therein
10.3	Closing Escrow Agreement dated as of October 26, 2007 by and between the Company, Roth Capital Partners, LLC, and Tri-State Title & Escrow LLC, as escrow agent
10.4	Waiver and Consent of Citadel Equity Fund, Ltd.
99.1	Press Release